                                                                EXHIBIT 23.1


            CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 File Nos. 33-59159 and 33-67158.


                                                       ARTHUR ANDERSEN LLP

Miami, Florida,
  March 29, 1996.